Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code)

The following certification is provided by the undersigned Principal Executive Officer and Principal Financial Officer of the Registrant on the basis of such officers' knowledge and belief for the sole purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940.

Certification

In connection with the Semi-Annual Report of Janus Aspen Series (the "Registrant") on Form N-CSR for the period ended June 30, 2026, as filed with the Securities and Exchange Commission (the "Report"), we, Michelle Rosenberg, Principal Executive Officer of the Registrant, and Jesper Nergaard, Principal Accounting Officer and Principal Financial Officer of the Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, that:

(1)  The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: August 27, 2026

By:         /s/ Michelle Rosenberg___________________
Michelle Rosenberg, President and Chief Executive Officer of Janus Aspen Series
(Principal Executive Officer)

By:         /s/ Jesper Nergaard___________________
Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Aspen Series
(Principal Accounting Officer and Principal Financial Officer)

This certification is being furnished to the Commission solely pursuant to the requirements of Form N-CSR and is not being "filed" as part of this report. A signed original of this written statement required by Section 906, or other documents authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.